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                            First Citizens Banc Corp
                                Index to Exhibits
                                    Form 10-Q

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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Citizens Banc Corp (the "Corporation") on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date of this certification (the Report"), I, David A. Voight, Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ David A. Voight



David A. Voight
Chief Executive Officer
May 10, 2004




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